EXECUTION VERSION

AMENDMENT NO. 10 TO CREDIT AGREEMENT
AMENDMENT NO. 10 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 4, 2019, is entered into among BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (“Company”), the Subsidiary Borrowers party hereto (“Subsidiary Borrowers,” and together with Company, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H :
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of November 5, 2015, as amended by Amendment No. 1 to Credit Agreement dated as of February 29, 2016, as amended by Amendment No. 2 to Credit Agreement dated as of September 26, 2016, as amended by Amendment No. 3 to Credit Agreement dated as of March 17, 2017, as amended by Amendment No. 4 to Credit Agreement dated as of August 7, 2017, as amended by Amendment No. 5 to Credit Agreement dated as of November 8, 2017, as amended by Amendment No. 6 to Credit Agreement dated as of December 22, 2017, as amended by Waiver Under and Amendment No. 7 to Credit Agreement dated as of February 28, 2018, as amended by Amendment No. 8 to Credit Agreement dated as of February 26, 2019, and as amended by Amendment No. 9 to Credit Agreement dated as of August 6, 2019 (as further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement, and the Lenders party hereto, constituting all Lenders under the Credit Agreement, have agreed to such amendments, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby covenant and agree as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby.
SECTION 2. Amendments to Credit Agreement. Effective upon the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is hereby amended as follows:

NAI-1509566825v8

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition of “Amendment No. 10 Effective Date” in appropriate alphabetical order:
“Amendment No. 10 Effective Date” means November 4, 2019.
(b)    Each of the following definitions in Section 1.01 of the Credit Agreement is hereby amended so that it reads in its entirety as follows:
“Aggregate Revolving Commitment” means, at any time, the aggregate of the Revolving Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Amendment No. 10 Effective Date, the Aggregate Revolving Commitment is $75,000,000.
“Borrowing Base” means, at any time, the sum of (a) the lesser of (i) 70% of the Borrowers’ Eligible Accounts at such time and (ii) the Borrowers’ Eligible Collected A/R Amount at such time minus (b) Reserves.
The aggregate amount of Eligible Accounts attributable to any Borrower at any time shall not exceed the aggregate amount of net Accounts calculated in accordance with GAAP attributable to such Borrower as set forth on the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01(g) of this Agreement.
The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base, with any such changes to be effective three (3) Business Days after receipt of written notice thereof by the Borrower Representative and the Lenders. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01(g) of this Agreement. It is acknowledged and agreed that on and after the Amendment No. 10 Effective Date, the $5,000,000 Reserve imposed by the Administrative Agent prior to the Amendment No. 10 Effective Date applicable to all Borrowing Base Certificates delivered on and after January 2019 shall no longer be imposed; provided, however, that the Administrative Agent shall retain its right in its Permitted Discretion to impose Reserves in the future in accordance with the terms of this Agreement.
“Maturity Date” means November 5, 2021, or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.
(c)    The Administrative Agent and the Lenders agree that the Revolving Commitment of each of the Lenders immediately after the effectiveness of this Amendment in accordance with its terms on the date hereof and as of the Amendment No. 10 Effective Date, shall be as set forth on the Commitment Schedule attached as Exhibit A hereto.

NAI-1509566825v8    2

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date the following conditions precedent shall have been satisfied:
(a)    the Administrative Agent shall have received signatures to this Amendment from the parties listed on the signature pages hereto;
(b)    the Administrative Agent shall have received a certificate of each Loan Party dated the Amendment No. 10 Effective Date and executed by its Secretary or Assistant Secretary, which shall (i) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment, and (ii) contain appropriate attachments, including (A) a true and correct copy of the certificate or articles of incorporation or organization of each Loan Party, (B) a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (C) a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction;
(c)    the Administrative Agent shall have received a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent, the Issuing Bank and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(d)    the Administrative Agent shall have received, for the benefit of the Lender, an amendment fee equal to $45,000 (the “Amendment Fee”), and such Amendment Fee shall be (i) deemed fully earned and due and payable upon satisfaction of all of the other conditions to the effectiveness of this Amendment set forth in this Section 3, and (ii) nonrefundable;
(e)    the Administrative Agent shall have received an amount, if any, such that, after giving effect to this Amendment, the principal amount of all Loans outstanding on the date hereof shall not exceed the lesser of (A) the Aggregate Revolving Commitment (after giving effect to this Amendment) minus Reserves and (B) the Borrowing Base (after giving effect to this Amendment); and
(f)    the Administrative Agent shall have received from the Borrowers (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrowers to the Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, in accordance with Section 9.03 of the Credit Agreement.
SECTION 4. Miscellaneous.
(a)    Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that all representations and warranties of the Borrowers contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof (except with respect to representations and warranties made as of an expressed date, which representations and warranties

NAI-1509566825v8    3

are true and correct in all material respects as of such date). For the avoidance of doubt, the parties hereto acknowledge that the Borrowing Base for the Borrowing Base Reporting Date of September 30, 2019 shall be calculated prior to giving effect to this Amendment.
(b)    No Offset. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of the Borrowers or arising out of or with respect to any of the loans or other obligations of the Borrowers owed by the Borrowers under the Credit Agreement or any other Loan Document.
(c)    Loan Document. The parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.
(d)    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(e)    No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that (i) this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or any Lender’s right to (x) demand payment of the Obligations under, or demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents (in each case, as amended), as applicable, (y) exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents (in each case, as amended hereby) or at law or in equity, or (z) do any and all of the foregoing, immediately at any time during the occurrence of an Event of Default and in each case, in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents (in each case, as amended hereby).
(f)    Release of Claims. In consideration of the agreement of the Administrative Agent and the Lender to enter into this Amendment, the Parent and the Loan Parties, on their behalf and on behalf of their respective successors and assigns, hereby fully, finally, and irrevocably release, acquit, and discharge the Administrative Agent, the Lenders and their Affiliates, and their respective officers, directors, representatives, agents, attorneys, advisors, employees, predecessors, successors, and assigns (collectively, the “Released Parties”), from any and all defenses, affirmative defenses, claims, counterclaims, offsets, cross claims, damages, demands, actions, judgments, suits, losses, out-of-pocket expenses, and causes of action of any kind or nature, whether in contract, tort, law, or equity, existing as of the date of this Amendment or based on facts or circumstances arising at any time up through and including the date of this Amendment, whether known or unknown, whenever and howsoever arising, in each case with respect to the Loan Documents, the Loans, and the Obligations. In addition, the Parent and the Loan Parties hereby agree not to commence, join

NAI-1509566825v8    4

in, prosecute, or participate (except to the extent required by law, including the rules and regulations of any exchange on which any Loan Party’s or Parent’s securities are then listed, quoted or otherwise admitted for trading) in any suit or other proceeding in a position adverse to that of any of the Released Parties arising directly or indirectly from any of the foregoing matters. If the Parent or the Loan Parties or any of their respective successors or assigns violate the foregoing covenant, the Parent and the Loan Parties, for themselves and their respective successors and assigns, jointly and severally agree to pay, in addition to (but without duplication of) such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Released Party as a result of such violation.
(g)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.
(h)    Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.
(i)    Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.
(j)    Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(k)    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
(l)    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(m)    Reaffirmation of Loan Parties. Each Loan Party (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which it is a party, and (iii) agrees that, except to the extent amended hereby, none of its respective

NAI-1509566825v8    5

obligations and covenants under the Loan Documents shall be reduced or limited by the execution and delivery of this Amendment.
(n)    Reaffirmation of Parent. Parent (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents) to which it is a party, and (iii) agrees that, except to the extent amended hereby, none of its obligations and covenants under the Loan Documents shall be reduced or limited by the execution and delivery of this Amendment.
(o)    Borrowing Base Calculation. For the avoidance of doubt, each party hereto acknowledges and agrees that the Borrowing Base calculated as of October 31, 2019 for the Borrowing Base Certificate delivered on or before November 20, 2019 and for each Borrowing Base Certificate thereafter shall be calculated after giving effect to this Amendment.
[SIGNATURES ON FOLLOWING PAGES.]

NAI-1509566825v8    6

IN WITNESS WHEREOF, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
BORROWERS:

BIO-REFERENCE LABORATORIES, INC.
GENEDX, INC.
FLORIDA CLINICAL LABORATORY, INC.
MERIDIAN CLINICAL LABORATORY CORP.

By:    /s/ Adam Logal
Name:    Adam Logal
Title:    Vice President

OTHER LOAN PARTIES:

CAREEVOLVE.COM, INC.
BRLI-GENPATH DIAGNOSTICS, INC.
GENEDX MENA LLC

By:    /s/ Adam Logal
Name:    Adam Logal
Title:    Vice President

[BRLI - Amendment No. 10 to Credit Agreement]
NAI-1509566825v8

ACKNOWLEDGED AND AGREED BY:

OPKO HEALTH, INC., as Parent

By:    /s/ Adam Logal
Name:    Adam Logal
Title:    Sr. Vice President, CFO

[BRLI - Amendment No. 10 to Credit Agreement]
NAI-1509566825v8

JPMORGAN CHASE BANK, N.A.,
Individually as a Lender and as Administrative Agent, Issuing Bank and Swingline Lender

By:    /s/ Antje Focker
Name:    Antje Focke
Title:    Executive Director

[BRLI - Amendment No. 10 to Credit Agreement]
NAI-1509566825v8

Exhibit A

COMMITMENT SCHEDULE

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$75,000,000
Total	$75,000,000

[BRLI - Amendment No. 10 to Credit Agreement]
NAI-1509566825v8